MERRILL LYNCH
DRAGON FUND, INC.




FUND LOGO




Annual Report

December 31, 1998


Investing in emerging market securities involves a number of risk factors and special considerations, including restrictions on foreign investments and on repatriation of capital invested in emerging markets, currency fluctuations, and potential price volatility and less liquidity of securities traded in emerging markets. In addition, there may be less publicly available information about the issuers of securities, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which US companies are subject. Therefore, the Fund is designed as a long-term investment for investors capable of assuming the risks of investing in emerging markets. The Fund should be considered as a vehicle for diversification and not as a complete investment program. Please refer to the prospectus for details.

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.





Merrill Lynch
Dragon Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper




MERRILL LYNCH DRAGON FUND, INC.

Map Depicting the Fund's Asset Allocation As a Percentage* of Net
Assets as of December 31, 1998

INDIA                                       1.2%
INDONESIA                                   0.8%
SINGAPORE                                  14.1%
MALAYSIA                                    4.7%
THAILAND                                    8.3%
CHINA                                       4.8%
HONG KONG                                  33.7%
TAIWAN                                      8.5%
SOUTH KOREA                                13.9%
PHILIPPINES                                 5.2%

[FN]
*Total may not equal 100%.



Merrill Lynch Dragon Fund, Inc., December 31, 1998


DEAR SHAREHOLDER

Fiscal Year in Review
Monetary policy makers cut interest rates in the last quarter of Merrill Lynch Dragon Fund, Inc.'s fiscal year. These easings appeared to calm investors, at least through December month-end. During the last three months of 1998, equity markets rallied, bond spreads narrowed slightly, and the credit squeeze was apparently diminished. In light of the problems that assailed the world throughout most of the Fund's fiscal year, financial markets reached a remarkable level of calm during the December quarter.

Non-Japan Asia was the best-performing region among global stock markets in the last quarter of the Fund's fiscal year. Some dragon stock markets rose over 30% during the three-month period. The main driver of these rallies was the substantial fall in interest rates across the region. The other factor that kept these markets buoyant was the stability of their currencies.

Falling interest rates with stable currencies may be the first signs of recovery in Asia. With these two positive factors in place, investors started paying attention to other favorable data such as current account surpluses, higher foreign reserves and improvement in consumer spending. Local investor sentiment improved, and retail investors were a large component of the buying that took place in the region. Although 1998 ended on a high note, the prospects for emerging markets economies dimmed once again in January with Brazil's devaluation of its currency. Of particular concern as well was the failure of Guangdong International Trust and Investment Corporation (GITIC) in the People's Republic of China. As a result, the dragon stock markets began to give back some of their recent gains.

During the fiscal year ended December 31, 1998, Taiwan eased long-standing investment restrictions, making it easier for foreigners to invest there. As a result, we changed the Fund's performance benchmark as of October 31, 1998 to reflect Taiwan's inclusion in our universe of stock markets. For the fiscal year ended December 31, 1998, the unmanaged blended index--which consists of the Morgan Stanley Capital International All Country Far East (Ex-Japan and Ex-Taiwan) Free Index from January 1, 1998 through October 31, 1998 and the Morgan Stanley Capital International All Country Far East (Ex-Japan) Free Index from November 1, 1998 though December 31, 1998-- had a total return of -4.36%. This compares to total returns for the Fund's Class A, Class B, Class C and Class D Shares of -16.22%, -17.06%, -17.05% and -16.38%, respectively, for the same 12-month period. We followed a cautious investment strategy throughout most of the Fund's fiscal year, which benefited performance relative to the unmanaged benchmark index through the end of September. However, the dragon stock markets rose rapidly during the last two months of the year, supported by greater liquidity and falling interest rates. Although we decreased the Fund's cash position during the final quarter of the fiscal year to 4.7% of net assets as of December 31, 1998, the Fund did not keep up with the performance of its benchmark, in part because the benchmark includes higher risk issues that we believed were not appropriate for the Fund. (Fund results do not reflect sales charges, and would be lower if sales charges were included. Complete performance information, including average annual total returns, can be found on pages 6--8 of this report to shareholders.)

Investment Outlook and Strategy
The South Korean stock market was the best performer among dragon stock markets during the quarter ended December 31, 1998. The country's current account balance has continued to improve, and the South Korean government repaid US $1 billion of its International Monetary Fund (IMF) loan. However, there is a considerable amount of debt that the private sector has to service in the next six months. So far, there has not been significant restructuring among the large conglomerates or chaebols, with few closures of plants and manufacturing facilities. Perhaps the latest government pressure on the chaebols will elicit some substantive reforms. As with the other Asian stock markets, liquidity was very high in South Korea during the December quarter and local investors were very active. We increased the Fund's South Korean investments during the December quarter, although our position is still underweighted relative to the Morgan Stanley Capital International All Country Far East (Ex-Japan) Free Index.

The main question on the minds of most China watchers is the fate of the renminbi. Chinese authorities have reiterated their commitment to a stable currency, which has been made easier by the current strength of the Japanese yen and the nascent recovery of non-Japan Asia. China's own economy is obviously slowing. The government has now accepted that the economy is suffering from deflation, and has instituted a policy of reflation. Interest rates were cut in November, and we believe that more cuts are likely. The bankruptcy of GITIC, a large enterprise owned by Guangdong Province, has caused some investor nervousness. Banks in China and Hong Kong with exposures to GITIC will have to write down their loans, which may result in lower earnings in the near term. However, the move by the Chinese central government to shut GITIC down bodes well for the long-term restructuring prospects for the Chinese economy, in our view. In effect, the Chinese government has stated that no company is too large to fail and that it will not bail out inefficient entities. As of December 31, 1998, the Fund had an overweighted position in China, largely through an investment in China Telecom (Hong Kong) Limited.

The Hong Kong stock market moved up very strongly during the December quarter despite market intervention by the Hong Kong Monetary Authority (HKMA) during the prior quarter. In addition, the seven new measures introduced by the HKMA to reduce the vulnerability of the financial markets to short-term manipulation appear to be working. In order to support the property market, the government has loosened lending restrictions for real estate purchases. It would appear that there has been some improvement in property prices. However, it is difficult to believe that asset prices will not fall more in view of the declining competitive position of Hong Kong relative to its neighbors, with their devalued currencies. The Fund was underweighted in Hong Kong as of December 31, 1998. Our investments there focused on conglomerates and banks in relatively strong financial positions.

Taiwan has been experiencing some financial problems with the announced bankruptcy of a few finance companies. However, the central bank has been loosening monetary policy aggressively, while the government has created a sizeable stabilization fund to help support the stock market. Although earnings prospects appear poor for 1999, liquidity and technical factors supported the Taiwanese stock market in the December quarter. We were underweighted in Taiwan as of December 31, 1998, since we believe that the banking system may come under pressure because of non-performing loans. Our Taiwanese investments are largely in electronics companies with export-oriented businesses.

The Thai stock market was an especially strong performer during the December quarter, with its currency strengthening despite falling interest rates. With some recovery in recent car sales, consumer spending may have bottomed in Thailand. The government is moving toward important and needed bankruptcy legislation. However, the results of the latest auction of collateral of bankrupt finance companies proved to be very disappointing, since only 20% of the items were sold. As of December 31, 1998, the Fund was overweighted in Thailand.

Falling interest rates set the stage for higher share prices in Indonesia during the December quarter. The stock market's recovery was aided by some actions by the government to deal with the country's banking problems. However, political uncertainties are still high in Indonesia, and we continue to underweight this market.

Nominal interest rates moved down steeply in Singapore, where the government has decided to make the country more competitive.


Merrill Lynch Dragon Fund, Inc., December 31, 1998


Cost-cutting measures were announced, which included wage and utility tariff cuts, as well as tax abatements. These measures should create savings for corporations next year, and earnings growth estimates have been revised up for this reason. The Fund had a neutral weighting in Singapore as of December month-end, and our investments focused on export-oriented electronics companies and banks, which we expect to benefit from financial deregulation.

The Philippines has delivered a series of good economic reports, such as strong exports, a current account surplus and increasing foreign reserves. The economy was not badly damaged by the Asian financial crisis, primarily because corporations had not accumulated large levels of debt. In addition, the country has benefited from falling interest rates and a stable currency. Although we sold some of our Philippine investments during the December quarter, the Fund's position in this stock market remains overweighted.

As discussed in our last report to shareholders, capital controls continue in Malaysia, although they were eased somewhat in February 1999. These modified controls limit the Fund's ability to repatriate proceeds of its Malaysian investments without penalty. However, our Malaysian investments focus on companies whose shares have relatively high dividend yields. As of December 31, 1998, approximately 4.7% of the Fund's net assets was invested in Malaysia. As opportunities arise, we plan to selectively pursue opportunities to decrease the Fund's exposure to the Malaysian ringgit.

In Conclusion
The December quarter gave investors hope that the dragon countries have probably seen the worst in their economies and financial markets. However, as reflected in the declines experienced in January, there are still deep problems that will take time to resolve. The biggest problem remains the recapitalization of the banking systems in the region. Non-performing loan levels of banks are very high, and governments have only begun to deal with them. Until banks are recapitalized and healthy again, loan growth and hence economic activity is likely to be low. However, it is heartening to see that countries like South Korea, Thailand and even Indonesia are now grappling with the problems.

We believe that investors in the dragon stock markets are beginning to anticipate economic recovery, since economic fundamentals have improved. The recovery process will be slow, but it should move the region forward. There may be a small shrinkage in some Asian economies in 1999, but earnings growth is expected to be better in many countries as the base of comparison will be low. However, the relative economic stability that we witnessed in late 1998 must be maintained if Asia is to continue its recovery. The stability has been somewhat shaken early in 1999 by the devaluation of the Brazilian real. As the year unfolds, the dragon economies may be susceptible to other possible external shocks, such as further deterioration of the Japanese economy or recessions in the United States and some European countries. If these events do not unfold, Asia has a good chance of returning to a modicum of economic health, in our view.

We thank you for your investment in Merrill Lynch Dragon Fund, Inc., and we look forward to reviewing our outlook and strategy with you again in our next report to shareholders.

Sincerely,



(Arthur Zeikel)
Arthur Zeikel
President



(Kara Tan Bhala)
Kara Tan Bhala
Senior Vice President and
Portfolio Manager



February 10, 1999




EQUITY PORTFOLIO CHANGES


For the Quarter Ended December 31, 1998

Additions

Cathay Life Insurance Co., Ltd.
HSBC Holdings PLC (GBP)
Hana Microelectronics Public Company Limited 'Foreign'
Jiangsu Expressway Company Ltd., Series H
Metropolitan Bank & Trust Company
Nien Hsing Textile Corporation Ltd.
Oversea-Chinese Banking Corporation Ltd. 'Foreign'
Overseas Union Bank Ltd. 'Foreign'
Pohang Iron & Steel Company, Ltd. (ADR)
Pou Chen Corporation
President Chain Store Corp.
Rothmans of Pall Mall (Malaysia) BHD
Samsung Fire & Marine Insurance
VTech Holdings Limited


Deletions

Berjaya Sports ToTo BHD
Kookmin Bank
Shanghai Industrial Holdings Limited




PORTFOLIO INFORMATION

Investments
As of 12/31/98

Ten Largest Equity Holdings               Percent of
Represented in the Portfolio              Net Assets

Hutchison Whampoa Limited                    8.1%
HSBC Holdings PLC                            5.9
Korea Electric Power Corporation             4.4
Cheung Kong Holdings Ltd.                    4.3
Hong Kong Telecommunications Ltd. (ADR)      4.1
CLP Holdings Limited                         3.1
Samsung Display Devices Co., Ltd.            3.1
Singapore Airlines Ltd. 'Foreign'            3.0
Samsung Electronics Co., Ltd.                2.9
Samsung Fire & Marine Insurance              2.5



Ten Largest Industries                   Percent of
Represented in the Portfolio             Net Assets

Electronics                                 15.4%
Banking                                     13.2
Utilities--Electric & Gas                   12.6
Conglomerates                               10.2
Telecommunications                           9.9
Publishing & Broadcasting                    6.6
Real Estate                                  6.2
Airlines                                     3.0
Property & Casualty Insurance                2.5
Oil & Gas                                    2.4



Merrill Lynch Dragon Fund, Inc., December 31, 1998


PERFORMANCE DATA

About Fund
Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors, as detailed in the Fund's prospectus. If you were a Class A shareholder prior to October 21, 1994, your Class A Shares were redesignated to Class D Shares on October 21, 1994. However, in the case of certain eligible investors, the shares were simultaneously exchanged for Class A Shares.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 8 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.


Total Return
Based on a
$10,000
Investment

A line graph depicting the growth of an investment in the Fund's Class A Shares and Class C Shares compared to growth of an investment in the Morgan Stanley Capital International All Country Far East (Ex-Japan) Free Index and the Morgan Stanley Capital International All Country Far East Composite (Ex-Japan) Free Index. Beginning and ending values are:

                                     10/21/94**       12/98

ML Dragon Fund, Inc.++--
Class A Shares*                       $ 9,475        $ 5,117

ML Dragon Fund, Inc.++--
Class C Shares*                       $10,000        $ 5,181

Morgan Stanley Capital International
All Country Far East (Ex-Japan)
Free Index++++                        $10,000        $ 5,658

Morgan Stanley Capital International
All Country Far East Composite
(Ex-Japan) Free Index++++++           $10,000        $ 5,199



A line graph depicting the growth of an investment in the Fund's Class B Shares and Class D Shares compared to growth of an investment in the Morgan Stanley Capital International All Country Far East (Ex-Japan) Free Index and the Morgan Stanley Capital International All Country Far East Composite (Ex-Japan) Free Index. Beginning and ending values are:

                                      5/29/92**       12/98

ML Dragon Fund, Inc.++--
Class B Shares*                       $10,000        $ 9,030

ML Dragon Fund, Inc.++--
Class D Shares*                       $ 9,475        $ 9,015

Morgan Stanley Capital International
All Country Far East (Ex-Japan)
Free Index++++                        $10,000        $10,750

Morgan Stanley Capital International
All Country Far East Composite
(Ex-Japan) Free Index++++++           $10,000        $ 9,877


[FN]
     *Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
    **Commencement of operations.
    ++ML Dragon Fund, Inc. invests primarily (at least 65% of the Fund's net assets) in developing Asia-Pacific equity and debt securities. ++++This unmanaged capitalization-weighted Index is comprised of a representative sampling of stocks of large-, medium- and small-capitalization companies in Hong Kong, Indonesia, South Korea, the Philippines, Singapore, China, Taiwan, Malaysia and Thailand that are freely purchasable by foreign investors. Effective 10/30/98, Malaysia was removed from the Index. The starting date for the Index in the Class A & Class C Shares graph is from 10/31/94 and in the Class B & Class D Shares graph is from 5/31/92.
++++++This unmanaged capitalization-weighted Index is comprised of a representative sampling of stocks of large-, medium- and small-capitalization companies in Hong Kong, Indonesia, South Korea, the Philippines, Singapore, China, Taiwan, Malaysia and Thailand that are freely purchasable by foreign investors. This Index excluded Taiwan from September 1996 to October 1998. Effective 10/30/98, Malaysia was removed from the Index. The starting date for the Index in the Class A & Class C Shares graph is from 10/31/94 and in the Class B & Class D Shares graph is from 5/31/92.




Average Annual
Total Return

                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 12/31/98                       -16.22%        -20.62%
Inception (10/21/94) through 12/31/98     -13.66         -14.76

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class B Shares*

Year Ended 12/31/98                       -17.06%        -20.36%
Five Years Ended 12/31/98                 -13.73         -13.73
Inception (5/29/92) through 12/31/98      - 1.54         - 1.54

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class C Shares*

Year Ended 12/31/98                       -17.05%        -17.87%
Inception (10/21/94) through 12/31/98     -14.51         -14.51

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 12/31/98                       -16.38%        -20.77%
Five Years Ended 12/31/98                 -13.03         -13.96
Inception (5/29/92) through 12/31/98      - 0.75         - 1.56

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.



Merrill Lynch Dragon Fund, Inc., December 31, 1998


PERFORMANCE DATA (concluded)

Recent
Performance
Results*
                                                          12 Month         3 Month      Since Inception
                                                        Total Return     Total Return     Total Return
ML Dragon Fund, Inc. Class A Shares                        -16.22%          +23.02%          -45.98%
ML Dragon Fund, Inc. Class B Shares                        -17.06           +22.69           - 9.70
ML Dragon Fund, Inc. Class C Shares                        -17.05           +22.69           -48.19
ML Dragon Fund, Inc. Class D Shares                        -16.38           +22.85           - 4.85

*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Fund's since inception periods are Class A & Class C Shares, from 10/21/94 to 12/31/98 and Class B & Class D Shares, from 5/29/92 to 12/31/98.



SCHEDULE OF INVESTMENTS                                                                                       (in US dollars)
                               Shares Held/                                                              Value     Percent of
COUNTRIES    Industries        Face Amount             Long-Term Investments              Cost         (Note 1a)   Net Assets
China        Appliances           1,207,000   Guangdong Kelon Electrical Holdings
                                              Company Limited                        $    1,239,261   $    1,075,049    0.4%

             Infrastructure       4,130,000   Jiangsu Expressway Company Ltd.
                                              (Series H)                                  1,025,327          906,298    0.3
                             US$  1,302,000   New World Infrastructure Limited,
                                              5% due 7/15/2001 (a)                        1,684,567        1,132,740    0.4
                                  4,867,000   Zhejiang Expressway Co. Ltd.
                                              (Series H)                                    861,134          986,354    0.3
                                                                                     --------------   --------------  ------
                                                                                          3,571,028        3,025,392    1.0

             Mining                 107,520   Yanzhou Coal Mining Co., Ltd.
                                              (ADR)*                                      1,693,440          813,120    0.3

             Telecommunications     200,450 ++China Telecom (Hong Kong)
                                              Limited (Class H) (ADR)*                    7,549,126        6,965,637    2.3

             Utilities--          4,152,000   Beijing Datang Power Generation
             Electric & Gas                   Company Limited                             2,010,079        1,246,098    0.4
                                     88,800   Huaneng Power International,
                                              Inc. (ADR)*                                 1,372,562        1,287,600    0.4
                                                                                     --------------   --------------  ------
                                                                                          3,382,641        2,533,698    0.8

                                              Total Long-Term Investments in China       17,435,496       14,412,896    4.8


Hong Kong    Banking                 83,200   HSBC Holdings PLC (GBP)                     2,235,921        2,255,430    0.8
                                    710,067   HSBC Holdings PLC                          14,660,081       17,690,035    5.9
                                                                                     --------------   --------------  ------
                                                                                         16,896,002       19,945,465    6.7

             Conglomerates        3,448,000   Hutchison Whampoa Limited                  24,965,652       24,368,199    8.1
                                  4,645,000   Swire Pacific Ltd. 'B'                      3,084,355        3,087,913    1.0
                                                                                     --------------   --------------  ------
                                                                                         28,050,007       27,456,112    9.1

             Consumer Products      149,900   VTech Holdings Limited                        616,950          654,019    0.2

             Electronics          1,083,000   Johnson Electric Holdings Limited           2,189,419        2,781,977    0.9

             Infrastructure         647,000   Cheung Kong Infrastructure
                                              Holdings Limited                            1,931,148        1,444,849    0.5

             Insurance            2,316,000   National Mutual Asia Limited                2,180,743        1,719,010    0.6

             Publishing &         3,806,000   South China Morning Post
             Broadcasting                     Holdings Ltd.                               2,428,772        1,952,891    0.7
                                    868,000   Television Broadcasts Ltd.                  3,208,050        2,240,896    0.7
                                                                                     --------------   --------------  ------
                                                                                          5,636,822        4,193,787    1.4

             Real Estate          1,800,000   Cheung Kong Holdings Ltd.                   8,426,284       12,953,569    4.3
                                    405,588   Sun Hung Kai Properties, Ltd.               3,067,040        2,958,051    1.0
                                                                                     --------------   --------------  ------
                                                                                         11,493,324       15,911,620    5.3

             Telecommunications     700,500   Hong Kong Telecommunications
                                              Ltd. (ADR)*                                12,985,863       12,302,531    4.1

             Utilities--          1,889,000   CLP Holdings Limited                        8,012,971        9,412,204    3.1
             Electric & Gas       4,142,817   Hong Kong and China Gas Company Ltd.        6,442,987        5,267,494    1.8
                                                                                     --------------   --------------  ------
                                                                                         14,455,958       14,679,698    4.9
                                              Total Long-Term Investments
                                              in Hong Kong                               96,436,236      101,089,068   33.7


India        Finance                     10   Housing Development Finance
                                              Corporation Ltd. (HDFC)                           980              514    0.0

             Telecommunications     287,000   Mahanagar Telephone Nigam Ltd. (GDR)**      3,431,946        3,551,625    1.2

                                              Total Long-Term Investments
                                              in India                                    3,432,926        3,552,139    1.2


Indonesia    Oil & Gas              359,300 ++Gulf Indonesia Resources Ltd.
             Producers                        (ADR)*                                      7,456,619        2,335,450    0.8

                                              Total Long-Term Investments
                                              in Indonesia                                7,456,619        2,335,450    0.8


Malaysia+++  Consumer Products    1,230,000   Amway (Malaysia) Holdings BHD               1,994,644        2,310,015    0.8

             Food                 1,296,700   Nestle (Malaysia) BHD                       5,698,096        4,745,677    1.6

             Publishing &         2,643,000   Star Publications (Malaysia)                7,556,692        3,436,418    1.1
             Broadcasting

             Tobacco                319,000   Rothmans of Pall Mall (Malaysia) BHD        1,348,609        1,720,496    0.6

             Utilities--          2,444,000   YTL Power Internationl BHD                  2,233,583        1,759,493    0.6
             Electric & Gas
                                              Total Long-Term Investments in
                                              Malaysia                                   18,831,624       13,972,099    4.7


Philippines  Banking                240,000   Metropolitan Bank & Trust Company           1,591,117        1,734,194    0.6

             Conglomerates       20,209,320 ++Benpres Holdings Corporation                6,024,823        3,285,644    1.1

             Infrastructure       1,853,650 ++International Container Terminal
                                              Services, Inc. (ICTSI)                        160,362          155,467    0.1

             Real Estate          9,974,184   Ayala Land, Inc.                            7,988,637        2,831,381    0.9

             Retail              23,982,170   SM Prime Holdings, Inc.                     4,875,759        4,579,821    1.5

             Utilities--            952,893   Manila Electric Co. (MERALCO) 'B'           5,319,342        3,073,848    1.0
             Electric & Gas
                                              Total Long-Term Investments in
                                              the Philippines                            25,960,040       15,660,355    5.2


Merrill Lynch Dragon Fund, Inc., December 31, 1998


SCHEDULE OF INVESTMENTS (concluded)                                                                           (in US dollars)
                               Shares Held/                                                              Value     Percent of
COUNTRIES    Industries        Face Amount             Long-Term Investments              Cost         (Note 1a)   Net Assets
Singapore    Airlines             1,214,000   Singapore Airlines Ltd. 'Foreign'      $   10,644,242   $    8,910,767    3.0%

             Banking                762,000   Development Bank of Singapore
                                              Ltd. 'Foreign'                              8,585,372        6,887,352    2.3
                                    426,000   Oversea-Chinese Banking Corporation
                                              Ltd. 'Foreign'                              2,757,834        2,894,267    1.0
                                    636,000   Overseas Union Bank Ltd. 'Foreign'          2,765,313        2,777,798    0.9
                                                                                     --------------   --------------  ------
                                                                                         14,108,519       12,559,417    4.2

             Electronics          1,011,000   Elec & Eltek International
                                              Company Ltd.                                5,916,473        5,459,400    1.8
                                  2,108,000   Natsteel Electronics Ltd.                   4,044,964        5,370,701    1.8
                                                                                     --------------   --------------  ------
                                                                                          9,961,437       10,830,101    3.6

             Publishing &           595,837   Singapore Press Holdings Ltd.               7,361,511        6,505,954    2.2
             Broadcasting

             Telecommunications   2,267,000   Singapore Telecommunications Limited        3,462,746        3,465,478    1.1

                                              Total Long-Term Investments
                                              in Singapore                               45,538,455       42,271,717   14.1


South        Electronics            187,708   Samsung Display Devices Co., Ltd.           7,377,388        9,275,904    3.1
Korea                               129,999   Samsung Electronics Co., Ltd.               6,849,909        8,742,433    2.9
                                                                                     --------------   --------------  ------
                                                                                         14,227,297       18,018,337    6.0

             Property & Casualty     20,159   Samsung Fire & Marine Insurance             5,329,666        7,559,625    2.5
             Insurance

             Steel                  171,930   Pohang Iron & Steel Company, Ltd.
                                              (ADR)*                                      2,851,900        2,901,319    1.0

             Utilities--            535,890   Korea Electric Power Corporation            7,706,087       13,307,935    4.4
             Electric & Gas

                                              Total Long-Term Investments in
                                              South Korea                                30,114,950       41,787,216   13.9


Taiwan       Electronics          1,520,000   Advanced Semiconductor Engineering
                                              Inc. (GDR)**                                2,919,845        2,551,445    0.8
                                    668,000   Compeq Manufacturing Co., Ltd.              4,588,984        4,381,349    1.4
                                    853,000   Hon Hai Precision Industry                  4,403,365        4,719,739    1.6
                                  1,474,000 ++Taiwan Semiconductor Manufacturing
                                              Company Ltd. (TSMC) (ADR)*                  3,011,997        3,253,155    1.1
                                                                                     --------------   --------------  ------
                                                                                         14,924,191       14,905,688    4.9

             Footwear             1,085,000   Pou Chen Corporation                        2,859,658        2,613,848    0.9

             Insurance              817,000   Cathay Life Insurance Co., Ltd.             2,805,135        2,641,219    0.9
                                    148,200   Fubon Insurance Co., Ltd. (GDR)**           2,124,553        1,633,905    0.5
                                                                                     --------------   --------------  ------
                                                                                          4,929,688        4,275,124    1.4

             Retail                 756,000   President Chain Store Corp.                 2,404,656        2,385,266    0.8

             Textiles               624,000   Nien Hsing Textile Corporation Ltd.         1,425,713        1,483,867    0.5

                                              Total Long-Term Investments in
                                              Taiwan                                     26,543,906       25,663,793    8.5


Thailand     Banking         US$  3,689,000   Bangkok Bank Public Company Limited,
                                              3.25% due 3/03/2004 (a)                     1,496,880        1,457,155    0.5
                                    765,400 ++Bangkok Bank Public Company Limited
                                              'Foreign'                                   1,852,939        1,583,586    0.5
                                  1,202,000 ++Thai Farmers Bank Public Company
                                              Limited 'Foreign'                           1,694,499        2,122,152    0.7
                                                                                     --------------   --------------  ------
                                                                                          5,044,318        5,162,893    1.7

             Manufacturing          229,600 ++Hana Microelectronics Public Company
                                              Limited 'Foreign'                             571,042          557,374    0.2

             Oil & Gas            1,001,500 ++PTT Exploration and Production Public
                                              Co. Ltd. 'Foreign'                         10,315,952        7,072,662    2.4

             Publishing &         1,013,900   BEC World Public Company Limited
             Broadcasting                     'Foreign'                                   4,725,098        5,593,931    1.9

             Telecommunications     622,600   Advanced Info Service Public Company
                                              Limited 'Foreign'                           3,323,449        3,709,837    1.2

             Utilities--          1,032,800   Electricity Generating Public
             Electric & Gas                   Company Limited 'Foreign'                   1,608,064        2,806,367    0.9

                                              Total Long-Term Investments
                                              in Thailand                                25,587,923       24,903,064    8.3

                                              Total Long-Term Investments               297,338,175      285,647,797   95.2

                                   Face
COUNTRIES                         Amount            Short-Term Investments

United       Commercial      US$  1,511,000   General Motors Acceptance Corp.,
States       Paper***                         5.13% due 1/04/1999                         1,510,354        1,510,354    0.5
                                 13,000,000   Lexington Parker Capital Company,
                                              LLC, 5.40% due 1/15/1999                   12,972,700       12,972,700    4.3

                                              Total Short-Term Investments               14,483,054       14,483,054    4.8


             Total Investments                                                       $  311,821,229      300,130,851  100.0
                                                                                     ==============
             Unrealized Depreciation on Forward Foreign Exchange Contracts++++                               (32,684)  (0.0)

             Other Assets Less Liabilities                                                                   133,528    0.0
                                                                                                      --------------  ------
             Net Assets                                                                               $  300,231,695  100.0%
                                                                                                      ==============  ======


            *American Depositary Receipts (ADR).
           **Global Depositary Receipts (GDR).
          ***Commercial Paper is traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Fund.
          (a)Convertible security.
           ++Non-income producing security.
         ++++Forward foreign exchange contracts as of December 31, 1998 were as follows:

                                                        Unrealized
                                                       Appreciation
                                       Expiration     (Depreciation)
             Foreign Currency Sold        Date          (Note 1b)

             THB       296,000,000      May 1999       $   (87,984)
             THB       174,000,000     June 1999            55,300
                                                       -----------
             Total Unrealized Depreciation on Forward
             Foreign Exchange Contracts--Net
             (US$ Commitment--$12,800,000)             $   (32,684)
                                                       ===========

          +++On October 21, 1998, the Fund's Board of Directors decided to discount the current Malaysian exchange rate of 3.80 by 12%. This is due to the capital controls implemented by the Malaysian government, which froze the
             Malaysian ringgit at 3.80 until September 1, 1999. The discount will be amortized on a daily basis from 12% to zero through September 1, 1999.

             See Notes to Financial Statements.


Merrill Lynch Dragon Fund, Inc., December 31, 1998


STATEMENT OF ASSETS AND LIABILITIES
                    As of December 31, 1998
Assets:             Investments, at value (identified cost--$311,821,229)(Note 1a)                        $  300,130,851
                    Cash                                                                                             542
                    Foreign cash (Note 1c)                                                                     1,309,838
                    Receivables:
                      Securities sold                                                    $    3,209,120
                      Dividends                                                                 474,381
                      Capital shares sold                                                       191,873
                      Interest                                                                  129,651        4,005,025
                                                                                         --------------
                    Prepaid registration fees and other assets (Note 1f)                                          81,300
                                                                                                          --------------
                    Total assets                                                                             305,527,556
                                                                                                          --------------

Liabilities:        Unrealized depreciation on forward foreign exchange
                    contracts (Note 1b)                                                                           32,684
                    Payables:
                      Capital shares redeemed                                                 3,612,990
                      Securities purchased                                                      709,095
                      Investment adviser (Note 2)                                               260,172
                      Distributor (Note 2)                                                      206,136        4,788,393
                                                                                         --------------
                    Accrued expenses and other liabilities                                                       474,784
                                                                                                          --------------
                    Total liabilities                                                                          5,295,861
                                                                                                          --------------

Net Assets:         Net assets                                                                            $  300,231,695
                                                                                                          ==============

Net Assets          Class A Shares of Common Stock, $0.10 par value, 100,000,000
Consist of:         shares authorized                                                                     $      192,720
                    Class B Shares of Common Stock, $0.10 par value, 200,000,000
                    shares authorized                                                                          2,923,476
                    Class C Shares of Common Stock, $0.10 par value, 100,000,000
                    shares authorized                                                                            221,462
                    Class D Shares of Common Stock, $0.10 par value, 100,000,000
                    shares authorized                                                                            884,338
                    Paid-in capital in excess of par                                                         484,809,799
                    Accumulated distributions in excess of investment income--net                               (563,969)
                    Accumulated realized capital losses on investments and foreign
                    currency transactions--net                                                              (165,333,793)
                    Accumulated distributions in excess of realized capital gains on
                    investments and foreign currency transactions--net (Note 1g)                             (11,169,131)
                    Unrealized depreciation on investments and foreign currency
                    transactions--net                                                                        (11,733,207)
                                                                                                          --------------
                    Net assets                                                                            $  300,231,695
                                                                                                          ==============

Net Asset           Class A--Based on net assets of $13,960,355 and 1,927,202
Value:                       shares outstanding                                                           $         7.24
                                                                                                          ==============
                    Class B--Based on net assets of $206,809,296 and 29,234,757
                             shares outstanding                                                           $         7.07
                                                                                                          ==============
                    Class C--Based on net assets of $15,431,017 and 2,214,622
                             shares outstanding                                                           $         6.97
                                                                                                          ==============
                    Class D--Based on net assets of $64,031,027 and 8,843,381
                             shares outstanding                                                           $         7.24
                                                                                                          ==============

                    See Notes to Financial Statements.



STATEMENT OF OPERATIONS
                    For the Year Ended December 31, 1998
Investment          Dividends (net of $150,885 foreign withholding tax)                                   $    9,242,112
Income              Interest and discount earned                                                               3,504,727
(Notes 1d & 1e):                                                                                          --------------
                    Total income                                                                              12,746,839
                                                                                                          --------------

Expenses:           Investment advisory fees (Note 2)                                    $    3,804,347
                    Account maintenance and distribution fees--Class B (Note 2)               2,630,765
                    Transfer agent fees--Class B (Note 2)                                       914,774
                    Custodian fees                                                              262,664
                    Transfer agent fees--Class D (Note 2)                                       226,033
                    Account maintenance fees--Class D (Note 2)                                  202,327
                    Account maintenance and distribution fees--Class C (Note 2)                 194,054
                    Printing and shareholder reports                                            112,711
                    Professional fees                                                           111,660
                    Registration fees (Note 1f)                                                  91,190
                    Accounting services (Note 2)                                                 69,836
                    Transfer agent fees--Class C (Note 2)                                        68,522
                    Transfer agent fees--Class A (Note 2)                                        46,778
                    Directors' fees and expenses                                                 38,133
                    Pricing fees                                                                  4,079
                    Other                                                                        21,207
                                                                                         --------------
                    Total expenses                                                                             8,799,080
                                                                                                          --------------
                    Investment income--net                                                                     3,947,759
                                                                                                          --------------

Realized &          Realized loss from:
Unrealized Gain       Investments--net                                                     (157,110,732)
(Loss) on             Foreign currency transactions--net                                        (21,531)    (157,132,263)
Investments &                                                                            --------------
Foreign Currency    Change in unrealized appreciation/depreciation on:
Transactions--Net     Investments--net                                                       68,017,089
(Notes 1b, 1c,        Foreign currency transactions--net                                     (4,716,109)      63,300,980
1e & 3):                                                                                 --------------   --------------
                    Net realized and unrealized loss on investments and foreign
                    currency transactions                                                                    (93,831,283)
                                                                                                          --------------
                    Net Decrease in Net Assets Resulting from Operations                                  $  (89,883,524)
                                                                                                          ==============

                    See Notes to Financial Statements.


Merrill Lynch Dragon Fund, Inc., December 31, 1998


STATEMENTS OF CHANGES IN NET ASSETS
                                                                                                   For the Year
                                                                                                Ended December 31,
                    Increase (Decrease) in Net Assets:                                        1998            1997
Operations:         Investment income (loss)--net                                        $    3,947,759   $     (891,847)
                    Realized gain (loss) on investments and foreign currency
                    transactions--net                                                      (157,132,263)      62,637,681
                    Change in unrealized appreciation/depreciation on investments
                    and foreign currency transactions--net                                   63,300,980     (518,730,983)
                                                                                         --------------   --------------
                    Net decrease in net assets resulting from operations                    (89,883,524)    (456,985,149)
                                                                                         --------------   --------------

Dividends &         Investment income--net:
Distributions to      Class A                                                                  (216,933)              --
Shareholders          Class B                                                                (1,017,103)              --
(Note 1g):            Class C                                                                   (80,142)              --
                      Class D                                                                  (789,917)              --
                    In excess of investment income--net:
                      Class A                                                                   (70,818)              --
                      Class B                                                                  (332,036)              --
                      Class C                                                                   (26,163)              --
                      Class D                                                                  (257,870)              --
                    Realized gain on investments--net:
                      Class A                                                                        --       (2,185,017)
                      Class B                                                                        --      (64,077,324)
                      Class C                                                                        --       (3,632,309)
                      Class D                                                                        --      (19,118,895)
                    In excess of realized gain on investments--net:
                      Class A                                                                        --         (274,169)
                      Class B                                                                        --       (8,040,215)
                      Class C                                                                        --         (455,770)
                      Class D                                                                        --       (2,398,977)
                                                                                         --------------   --------------
                    Net decrease in net assets resulting from dividends and
                    distributions to shareholders                                            (2,790,982)    (100,182,676)
                                                                                         --------------   --------------

Capital Share       Net decrease in net assets derived from capital share
Transactions        transactions                                                           (133,868,029)    (483,237,127)
(Note 4):                                                                                --------------   --------------

Net Assets:         Total decrease in net assets                                           (226,542,535)  (1,040,404,952)
                    Beginning of year                                                       526,774,230    1,567,179,182
                                                                                         --------------   --------------
                    End of year                                                          $  300,231,695   $  526,774,230
                                                                                         ==============   ==============

                    See Notes to Financial Statements.


FINANCIAL HIGHLIGHTS
                                                                                            Class A++++
                                                                                                                For the
                    The following per share data and ratios                                                      Period
                    have been derived from information provided                                                 Oct. 21,
                    in the financial statements.                                    For the Year               1994++ to
                                                                                 Ended December 31,             Dec. 31,
                    Increase (Decrease) in Net Asset Value:              1998      1997      1996      1995       1994
Per Share           Net asset value, beginning of period              $   8.81   $  18.09  $  15.99  $  15.05   $  17.43
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                 .14        .12       .14       .12        .02
                    Realized and unrealized gain (loss) on
                    investments and foreign currency
                    transactions--net                                    (1.57)     (7.51)     2.03      1.00      (1.91)
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                     (1.43)     (7.39)     2.17      1.12      (1.89)
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                              (.11)        --        --        --         --
                      In excess of investment income--net                 (.03)        --        --      (.18)      (.13)
                      Realized gain on investments--net                     --      (1.68)     (.07)       --       (.27)
                      In excess of realized gain on
                      investments--net                                      --       (.21)       --        --       (.09)
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions                     (.14)     (1.89)     (.07)     (.18)      (.49)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of period                    $   7.24   $   8.81  $  18.09  $  15.99   $  15.05
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                 (16.22%)   (40.77%)   13.59%     7.44%    (10.82%)+++
Return:**                                                             ========   ========  ========  ========   ========

Ratios to Average   Expenses                                             1.46%      1.35%     1.33%     1.37%      1.54%*
Net Assets:                                                           ========   ========  ========  ========   ========
                    Investment income--net                               1.78%       .73%      .78%      .74%       .84%*
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of period (in thousands)          $ 13,961   $ 14,431  $ 49,943  $ 31,591   $  3,383
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                  99.85%     21.11%    30.63%    24.52%     16.45%
                                                                      ========   ========  ========  ========   ========

                   *Annualized.
                  **Total investment returns exclude the effects of sales loads. ++Commencement of operations.
                ++++Based on average shares outstanding.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.


Merrill Lynch Dragon Fund, Inc., December 31, 1998


FINANCIAL HIGHLIGHTS (concluded)
                                                                                          Class B++++
                    The following per share data and ratios
                    have been derived from information provided
                    in the financial statements.                                       For the Year
                                                                                    Ended December 31,
                    Increase (Decrease) in Net Asset Value:            1998      1997       1996       1995       1994
Per Share           Net asset value, beginning of year              $   8.58   $  17.89  $    15.98  $  15.03   $  18.74
Operating                                                           --------   --------  ----------  --------   --------
Performance:        Investment income (loss)--net                        .06       (.04)       (.04)     (.03)      (.07)
                    Realized and unrealized gain (loss) on invest-
                    ments and foreign currency transactions--net       (1.52)     (7.38)       2.02      1.00      (3.28)
                                                                    --------   --------  ----------  --------   --------
                    Total from investment operations                   (1.46)     (7.42)       1.98       .97      (3.35)
                                                                    --------   --------  ----------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                            (.04)        --          --        --         --
                      In excess of investment income--net               (.01)        --          --      (.02)        --
                      Realized gain on investments--net                   --      (1.68)       (.07)       --       (.27)
                      In excess of realized gain on invest-
                      ments--net                                          --       (.21)         --        --       (.09)
                                                                    --------   --------  ----------  --------   --------
                    Total dividends and distributions                   (.05)     (1.89)       (.07)     (.02)      (.36)
                                                                    --------   --------  ----------  --------   --------
                    Net asset value, end of year                    $   7.07   $   8.58  $    17.89  $  15.98   $  15.03
                                                                    ========   ========  ==========  ========   ========

Total Investment    Based on net asset value per share               (17.06%)   (41.40%)     12.41%     6.49%    (17.86%)
Return:**                                                           ========   ========  ==========  ========   ========

Ratios to Average   Expenses                                           2.54%      2.39%       2.36%     2.41%      2.40%
Net Assets:                                                         ========   ========  ==========  ========   ========
                    Investment income (loss)--net                       .73%      (.26%)      (.24%)    (.20%)     (.42%)
                                                                    ========   ========  ==========  ========   ========

Supplemental        Net assets, end of year (in thousands)          $206,809   $374,914  $1,157,944  $991,281   $917,384
Data:                                                               ========   ========  ==========  ========   ========
                    Portfolio turnover                                99.85%     21.11%      30.63%    24.52%     16.45%
                                                                    ========   ========  ==========  ========   ========


                                                                                         Class C++++
                                                                                                                For the
                    The following per share data and ratios have                                                 Period
                    been derived from information provided in the                                               Oct. 21,
                    financial statements.                                           For the Year               1994++ to
                                                                                 Ended December 31,             Dec. 31,
                    Increase (Decrease) in Net Asset Value:              1998       1997     1996      1995       1994
Per Share           Net asset value, beginning of period              $   8.46   $  17.68  $  15.79  $  14.92   $  17.29
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income (loss)--net                          .06       (.04)     (.04)     (.04)      (.01)
                    Realized and unrealized gain (loss) on invest-
                    ments and foreign currency transactions--net         (1.50)     (7.29)     2.00      1.00      (1.89)
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                     (1.44)     (7.33)     1.96       .96      (1.90)
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                              (.04)        --        --        --         --
                      In excess of investment income--net                 (.01)        --        --      (.09)      (.11)
                      Realized gain on investments--net                     --      (1.68)     (.07)       --       (.27)
                                                                      --------   --------  --------  --------   --------
                      In excess of realized gain on invest-
                      ments--net                                            --       (.21)       --        --       (.09)
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions                     (.05)     (1.89)     (.07)     (.09)      (.47)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of period                    $   6.97   $   8.46  $  17.68  $  15.79   $  14.92
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                 (17.05%)   (41.38%)   12.43%     6.46%    (10.98%)+++
Return:**                                                             ========   ========  ========  ========   ========

Ratios to Average   Expenses                                             2.54%      2.41%     2.37%     2.42%      2.57%*
Net Assets:                                                           ========   ========  ========  ========   ========
                    Investment income (loss)--net                         .75%      (.28%)    (.23%)    (.28%)     (.17%)*
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of period (in thousands)          $ 15,431   $ 22,111  $ 62,113  $ 29,042   $  5,329
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                  99.85%     21.11%    30.63%    24.52%     16.45%
                                                                      ========   ========  ========  ========   ========

                                                                                          Class D++++
                    The following per share data and ratios have
                    been derived from information provided in the
                    financial statements.                                                For the Year
                                                                                      Ended December 31,
                    Increase (Decrease) in Net Asset Value:             1998       1997      1996      1995      1994
Per Share           Net asset value, beginning of year                $   8.80   $  18.11  $  16.05  $  15.08   $  18.77
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                 .11        .09       .09       .09        .06
                    Realized and unrealized gain (loss) on invest-
                    ments and foreign currency transactions--net         (1.55)     (7.51)     2.04      1.02      (3.30)
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                     (1.44)     (7.42)     2.13      1.11      (3.24)
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                              (.09)        --        --        --         --
                      In excess of investment income--net                 (.03)        --        --      (.14)      (.09)
                      Realized gain on investments--net                     --      (1.68)     (.07)       --       (.27)
                      In excess of realized gain on invest-
                      ments--net                                            --       (.21)       --        --       (.09)
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions                     (.12)     (1.89)     (.07)     (.14)      (.45)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of year                      $   7.24   $   8.80  $  18.11  $  16.05   $  15.08
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                 (16.38%)   (40.89%)   13.29%     7.35%    (17.24%)
Return:**                                                             ========   ========  ========  ========   ========

Ratios to Average   Expenses                                             1.72%      1.61%     1.58%     1.63%      1.63%
Net Assets:                                                           ========   ========  ========  ========   ========
                    Investment income--net                               1.48%       .53%      .53%      .59%       .34%
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of year (in thousands)            $ 64,031   $115,318  $297,179  $285,485   $249,903
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                  99.85%     21.11%    30.63%    24.52%     16.45%
                                                                      ========   ========  ========  ========   ========

                   *Annualized.
                  **Total investment returns exclude the effects of sales loads. ++Commencement of operations.
                ++++Based on average shares outstanding.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.


Merrill Lynch Dragon Fund, Inc., December 31, 1998


NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Merrill Lynch Dragon Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management accruals and estimates. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities which are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and other assets for which market value quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity, debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts.

* Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

* Options--The Fund is authorized to write put and covered call options and purchase put and call options. When the Fund sells an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts as a hedge against adverse changes in the interest rate. A futures contract is an agreement between two parties to buy and sell a security, respectively, for a set price at a future date. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. Distributions in excess of net investment income are due primarily to differing tax treatments for foreign currency transactions. Distributions in excess of realized capital gains are due primarily to differing tax treatments for futures transactions and post-October losses.

(h) Reclassification--Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, current year's permanent book/tax differences of $122,918 have been reclassified between accumulated net realized capital losses and accumulated distributions in excess of net investment income and $41 has been reclassified between accumulated net realized capital losses and paid-in capital in excess of par. These reclassifications have no effect on net assets or net asset values per share.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co.") which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor ("MLFD" or "Distributor"), a division of Princeton Funds Distributor, Inc. ("PFD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of 1.00%, on an annual basis, of the average daily value of the Fund's net assets.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                                     Account          Distribution
                                 Maintenance Fee          Fee

Class B                               0.25%               0.75%
Class C                               0.25%               0.75%
Class D                               0.25%                --


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended December 31, 1998, MLFD earned underwriting discounts and direct commissions, and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

                                       MLFD          MLPF&S

Class A                               $    37       $    749
Class D                               $16,437       $210,105


Merrill Lynch Dragon Fund, Inc., December 31, 1998


NOTES TO FINANCIAL STATEMENTS (concluded)

For the year ended December 31, 1998, MLPF&S received contingent deferred sales charges of $690,536 and $54,453 relating to transactions in Class B and Class C Shares, respectively.
Furthermore, MLPF&S received contingent deferred sales charges of $58,953 relating to transactions subject to front-end sales charges waivers in Class D Shares.

In addition, MLPF&S received $264,171 in commissions on the execution of portfolio security transactions for the Fund for the year ended December 31, 1998.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by MLAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of MLAM, PSI, FDS, PFD, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 1998 were $338,461,016 and $434,697,307, respectively.

Net realized gains (losses) for the year ended December 31, 1998 and net unrealized losses as of December 31, 1998 were as follows:

                                          Realized
                                           Gains             Unrealized
                                          (Losses)             Losses

Long-term investments                  $(157,111,785)      $(11,690,378)
Short-term investments                         1,053                 --
Foreign currency transactions             (1,958,417)           (10,145)
Forward foreign exchange contracts         1,936,886            (32,684)
                                       -------------       ------------
Total                                  $(157,132,263)      $(11,733,207)
                                       =============       ============


As of December 31, 1998, net unrealized depreciation for Federal income tax purposes aggregated $19,054,003, of which $23,717,884 related to appreciated securities and $42,771,887 related to depreciated securities. At December 31, 1998, the aggregate cost of investments for Federal income tax purposes was $319,184,854.

4. Capital Share Transactions:
Net decrease in net assets derived from capital share transactions for the years ended December 31, 1998 and December 31, 1997 was $133,868,029 and $483,237,127, respectively.

Transactions in capital shares for each class were as follows:


Class A Shares for the Year                         Dollar
Ended December 31, 1998               Shares        Amount

Shares sold                        15,653,403  $ 111,046,956
Shares issued to shareholders
in reinvestment of dividends           36,394        258,759
                                 ------------  -------------
Total issued                       15,689,797    111,305,715
Shares redeemed                   (15,400,664)  (110,364,777)
                                 ------------  -------------
Net increase                          289,133  $     940,938
                                 ============  =============


Class A Shares for the Year                         Dollar
Ended December 31, 1997               Shares        Amount

Shares sold                         6,015,713  $  88,275,915
Shares issued to shareholders
in reinvestment of distributions      236,924      2,065,973
                                 ------------  -------------
Total issued                        6,252,637     90,341,888
Shares redeemed                    (7,375,072)  (115,587,006)
                                 ------------  -------------
Net decrease                       (1,122,435) $ (25,245,118)
                                 ============  =============


Class B Shares for the Year                         Dollar
Ended December 31, 1998               Shares        Amount

Shares sold                        14,667,045  $ 105,916,021
Shares issued to shareholders
in reinvestment of dividends          159,633      1,107,854
                                 ------------  -------------
Total issued                       14,826,678    107,023,875
Shares redeemed                   (28,838,811)  (201,760,153)
Automatic conversion of shares       (440,989)    (2,950,502)
                                 ------------  -------------
Net decrease                      (14,453,122) $ (97,686,780)
                                 ============  =============


Class B Shares for the Year                         Dollar
Ended December 31, 1997               Shares        Amount

Shares sold                        14,731,989  $ 221,129,612
Shares issued to shareholders
in reinvestment of distributions    7,005,794     59,549,243
                                 ------------  -------------
Total issued                       21,737,783    280,678,855
Shares redeemed                   (42,518,325)  (642,737,859)
Automatic conversion of shares       (250,913)    (3,997,661)
                                 ------------  -------------
Net decrease                      (21,031,455) $(366,056,665)
                                 ============  =============


Class C Shares for the Year                         Dollar
Ended December 31, 1998               Shares        Amount

Shares sold                         8,974,966  $  64,145,196
Shares issued to shareholders
in reinvestment of dividends           13,504         92,366
                                 ------------  -------------
Total issued                        8,988,470     64,237,562
Shares redeemed                    (9,387,631)   (67,722,350)
                                 ------------  -------------
Net decrease                         (399,161) $  (3,484,788)
                                 ============  =============


Class C Shares for the Year                         Dollar
Ended December 31, 1997               Shares        Amount

Shares sold                        16,303,336  $ 241,289,351
Shares issued to shareholders
in reinvestment of distributions      411,551      3,448,796
                                 ------------  -------------
Total issued                       16,714,887    244,738,147
Shares redeemed                   (17,613,299)  (265,825,401)
                                 ------------  -------------
Net decrease                         (898,412) $ (21,087,254)
                                 ============  =============


Class D Shares for the Year                         Dollar
Ended December 31, 1998               Shares        Amount

Shares sold                        15,696,281  $ 115,286,453
Automatic conversion of shares        428,711      2,950,502
Shares issued to shareholders
in reinvestment of dividends          110,723        787,239
                                 ------------  -------------
Total issued                       16,235,715    119,024,194
Shares redeemed                   (20,503,790)  (152,661,593)
                                 ------------  -------------
Net decrease                       (4,268,075) $ (33,637,399)
                                 ============  =============


Class D Shares for the Year                         Dollar
Ended December 31, 1997               Shares        Amount

Shares sold                        22,513,372  $ 330,483,403
Automatic conversion of shares        246,834      3,997,661
Shares issued to shareholders
in reinvestment of distributions    2,016,701     17,565,462
                                 ------------  -------------
Total issued                       24,776,907    352,046,526
Shares redeemed                   (28,070,639)  (422,894,616)
                                 ------------  -------------
Net decrease                       (3,293,732) $ (70,848,090)
                                 ============  =============


5. Commitments:
At December 31, 1998, the Fund had entered into foreign exchange contracts, in addition to the contracts listed on the Schedule of Investments, under which it had agreed to sell foreign currency with the approximate value of $3,130,000.


6. Capital Loss Carryforward:
On December 31, 1998, the Fund had a net capital loss carryforward of approximately $167,519,000, all of which expires in 2006. This amount will be available to offset like amounts of any future taxable gains.


Merrill Lynch Dragon Fund, Inc., December 31, 1998

<AUDIT-REPORT>
INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
Merrill Lynch Dragon Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Dragon Fund, Inc. as of December 31, 1998, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the periods presented. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1998 by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Dragon Fund, Inc. as of December 31, 1998, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
February 12, 1999
</AUDIT-REPORT>


IMPORTANT TAX INFORMATION (unaudited)

The following information summarizes all per share distributions paid by Merrill Lynch Dragon Fund, Inc. during the year ended
December 31, 1998:

                                             Non-Qualifying    Foreign        Total      Foreign Taxes
                    Record      Payable         Domestic        Source       Ordinary       Paid or
                     Date         Date      Ordinary Income     Income        Income        Withheld
Class A Shares     12/17/98     12/28/98        $.013986       $.124812      $.138798       $.003304
Class B Shares     12/17/98     12/28/98        $.004537       $.040488      $.045025       $.003304
Class C Shares     12/17/98     12/28/98        $.004720       $.042123      $.046843       $.003304
Class D Shares     12/17/98     12/28/98        $.011722       $.104603      $.116325       $.003304

The foreign taxes paid or withheld represent taxes incurred by the Fund on dividends received by the Fund from foreign sources. Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. You should consult your tax adviser regarding the appropriate treatment of foreign taxes paid.
Please retain this information for your records.



OFFICERS AND DIRECTORS

Arthur Zeikel, President and Director
Donald Cecil, Director
Roland M. Machold, Director
Edward H. Meyer, Director
Charles C. Reilly, Director
Richard R. West, Director
Edward D. Zinbarg, Director
Terry K. Glenn, Executive Vice President
Norman R. Harvey, Senior Vice President
Kara W.Y. Tan Bhala, Senior Vice President and
  Portfolio Manager
Donald C. Burke, Vice President
Gerald M. Richard, Treasurer
Phillip Gillespie, Secretary

Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863